Common Stock (FY)	12 Months Ended
Dec. 31, 2025
Common Stock.
Common Stock
12. Common Stock
On March 5, 2021, the Company entered into a Sales Agreement, or the Sales Agreement, with Cowen and Company, LLC, or Cowen, relating to the applicable terms of at-the-market equity offerings, or the ATM Facility, pursuant to which the Company may, but is not obligated to, offer and sell, from time to time, shares of its common stock with an aggregate offering price up to $125.0 million through Cowen, as sales agent in the ATM Facility. The Company issued 300,000 shares of common stock under the ATM Facility, resulting in net proceeds of $8.7 million, after deducting offering costs of $0.3 million in March 2024. The Company is currently limited in its capacity to offer and sell shares of its common stock under the Sales Agreement pursuant to the prospectus supplement to its shelf registration statement on Form S-3, filed on March 5, 2025.
On July 14, 2025, the Company effected the Reverse Stock Split. The Reverse Stock Split did not reduce the number of authorized shares of the common stock and did not change the par value of the common stock. In addition, proportionate adjustments were made to the number of shares of common stock available for issuance under the Company’s equity inducement and incentive plans; the number of shares underlying, and the exercise prices of outstanding equity awards under such plans. All share information in these financial statements has been adjusted for this Reverse Stock Split.